Supplement to the
Fidelity® Select Portfolios®
April 29, 2006
Prospectus

The Board of Trustees has approved restructuring the funds in this product line to align them to the extent possible with the following 10 sectors and underlying groups and industries: Consumer Discretionary, Consumer Staples, Energy, Financials, Health Care, Industrials, Information Technology, Materials, Telecommunication Services, and Utilities. The purpose of the restructuring is to better align the funds' investment goals with standard industry descriptions. The funds (except Select Natural Resources Portfolio) will adopt new benchmark indices. For Select Consumer Industries, Cyclical Industries, Developing Communications, Food and Agriculture, Industrial Materials, Business Services and Outsourcing, Construction and Housing, Banking, and Home Finance Portfolios, shareholder approval of investment policy changes is required in advance. The product line restructuring will not occur until the necessary shareholder approvals have been obtained.

For more information, please visit the News Media section of www.fidelity.com or call 1-800-FIDELITY. Please read the proxy statement when it becomes available because it contains important information. When available, the proxy statement can be accessed free of charge on www.sec.gov or by calling Fidelity at 1-800-544-3198. A definitive proxy statement will be available on or about July 24, 2006.

The following information replaces the biographical information for Consumer Industries Portfolio found in the "Fund Management" section on page 80.

Robert Lee is co-manager of Consumer Industries Portfolio, which he has managed since July 2006. Mr. Lee joined Fidelity Investments as a research analyst in 2001, after receiving an MBA from The Wharton School. Previously, Mr. Lee was a financial analyst for Adshel Inc. from 1998 to 2000.

Martin Zinny is co-manager of Consumer Industries Portfolio, which he has managed since July 2006. Mr. Zinny joined Fidelity Investments as a research analyst in 2001, after receiving an MBA from the University of Chicago. Previously, he was an investment associate for the Global Equity Research group at Putnam Investments from 1997 to 1999.

The following information replaces the biographical information for Automotive Portfolio found in the "Fund Management" section on page 80.

SEL-06-10 July 3, 2006
1.482105.190

Lee Miles is manager of Automotive Portfolio, which he has managed since June 2006. Prior to joining Fidelity Investments in 2006, Mr. Miles was a vice president and research analyst for Bernstein Investment Research & Management/Alliance Capital in New York. Previously, he was an engagement manager at McKinsey & Company in Stamford, Conn.

The following information replaces the biographical information for Home Finance Portfolio found in the "Fund Management" section on page 80.

Richard Manuel is manager of Home Finance Portfolio, which he has managed since June 2006. Prior to joining Fidelity Investments in 2006, Mr. Manuel was a research analyst for Riversource Investments, formerly a division of American Express. From 1995 to 2002, he worked for Putnam Investments as a research analyst.

The following information replaces the biographical information for Natural Resources Portfolio found in the "Fund Management" section on page 80.

Matthew Friedman is co-manager of Natural Resources Portfolio, which he has managed since June 2004. Since joining Fidelity Investments in 2000, Mr. Friedman has worked as a research analyst and portfolio manager. Prior to joining Fidelity, Mr. Friedman was an investment banking analyst for Lehman Brothers in New York.

John Dowd is co-manager of Natural Resources Portfolio, which he has managed since May 2006. Mr. Dowd joined Fidelity Investments as an equity research analyst in 2005. Previously, Mr. Dowd was a senior research analyst for Sanford C. Bernstein & Co. from 2000 to 2005.